UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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NEXTGEN HEALTHCARE, INC.

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Letters / Press Releases

Letters Press Releases nextigen OUR DIRECTOR NOMINEES Letters / Press Releases READ LATEST SHARDHOLDER LETTER DOWNLOAD SHAREHOLDER COMMUNICATIONS Letters September 21, 2021 Letter to Shareholders September 13, 2021 Letter to Shareholders August 23, 2021 Letter to Shareholders

Press Releases

September 20, 2021

NextGen Healthcare Appoints David Sides President and Chief Executive Officer

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September 13, 2021

NextGen Healthcare Mails Definitive Proxy Statement and Letter to Shareholders

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September 13, 2021

NextGen Healthcare Welcomes Highly Regarded Healthcare Executive Darnell Dent to Director Slate for 2021 Annual Meeting

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August 27, 2021

NextGen Healthcare Releases Important Email that Sheldon Razin Conveniently Excluded in His Latest Release

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August 26, 2021

NextGen Healthcare Issues Statement

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August 23, 2021

NextGen Healthcare Files Preliminary Proxy Statement in Connection with Annual Meeting

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August 20, 2021

NextGen Healthcare Issues Statement Regarding Sheldon Razin's Attempt to Control the NextGen Healthcare Board of Directors

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August 17, 2021

NextGen Healthcare Announces Two New Directors to Join the Board and the Retirement of Director James Malone from the Board

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August 11, 2021

NextGen Healthcare Announces Date for 2021 Annual Meeting of Shareholders

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CLICK HERE FOR NEXTGEN'S NEWSROOM

Your vote is extremely important. VOTE ON THE WHITE PROXY CARD TODAY! If you have questions or need assistance voting your shares, please contact our proxy solicitor: Mackenzie Partners (800) 322-2885 NXGNproxy@mackenziepartners.com INVESTORS Montre Scale MEDIA miscatopnerges.com Laute Commell Rawest Golden / Shoeven Samm Jorte , Weacher

What People Are Saying

What People Are Saying L nextigen What People Are Saying Analyst Commentary WE ARE EXECUTING ON OUR TRANSFORMATION STRATEGY PIPER SANDLEER PIPER SANCILER Jefferies

INVESTMENTS WE HAVE MADE ARE ENABLING OUR MARKET LEADERSHIP PIPER SANDLER Jefferies OUR RESULTS SHOW THE PROGRESS WE ARE MAKING Morgan Stanley

NEW TALENT IS SUPPORTING OUR SUCCESS PIPER SANDLER Morgan Stanley CLIENTS RECOGNIZETHE VALUE WE NOW PROVIDE PIPER SANDLER

Customer Support “A key reason we selected NextGen Healthcare is because. the integrated platform provides greater access, speed and convenience for our providers to communicate with patients and the workflow is tailored to the needs of our specialty. “The [NextGen Healthcare) integrated platform allows us to reach more patients and provide potentially life ·saving mental health counsel.” Karing Hearts Cardiology Leverages RCM to Stabilize finances Streamlining Healthcare to Assist Under. served Patients -Venice Family Clinic

Industry Accolades 2021 2020 Pain Managem

2019

NextGen Healthcare: 2019 Best in KLAS Practice Management Award Winner

NextGen Healthcare: #1 in Overall Satisfaction and Product Functionality in the KLAS 2019 Small Practice Ambulatory EHR/PM (10 or fewer physicians)

NextGen Healthcare: 2019 Frost & Sullivan North American Enabling Technology Leadership Award for Ambulatory Revenue Cycle Management Services

2018

NextGen Healthcare: 2018 Most Improved Vendor for EHR Award Winner

NextGen Healthcare: 2018 Black Book #1 Ambulatory EHR in OB/GYN, General Practice, Multispecialty

NextGen Healthcare: 2018 White Coat Award Winner for highest accuracy in the delivery of prescriptions

In the Media

FIERCE Healthcare
May 27, 2021

NextGen Healthcare reports $557M in 2020 revenue with strong bookings growth in Q4

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Forbes
March 22, 2021

Driving A High-Performance Culture At NextGen Healthcare

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FIERCE Healthcare
January 28, 2021

NextGen Healthcare's Q3 results beat Wall Street forecasts with strong growth in bookings

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FIERCE Healthcare
January 14, 2021

JPM21: How a timely acquisition helped NextGen Healthcare weather COVID-19

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Orange County Business Journal
August 10, 2020

NextGen's Future-Facing Healthcare Platform Fuels Growth

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Your vote is extremely important. VOTE ON THE WHITE PROXY CARD TODAY! If you have questions need assistance voting your shares, please Mackenzle Partners (800) 322-2885 NXGNprosypmackenzieparmers.com contact our proxy solicitor: INVESTORS Masterw Scato La C Havers Ganten / Sham MEDIA matagamers.com 021 7554449 ogs Pentax.com